Exhibit 99.1

Joint Filer Information

Name of Joint Filer:

Address of Joint Filer:

Relationship of Joint Filer to Issuer:

Issuer Name and Ticker or Trading Symbol:

Date of Event Requiring Statement
(Month/Day/Year):

Designated Filer:

Signature:
El Vedado, LLC 319 Clematis Street Room 1000 (10th Floor) West Palm Beach, FL 33401 10% Owner Talmer Bancorp, Inc. (TLMR) 2/17/2015 Wilbur L. Ross, Jr.

EL VEDADO, LLC

By:	/s/ Wilbur L. Ross, Jr.
	Name:	Wilbur L. Ross, Jr.
	Title:	Authorized Person

February 19, 2015

Joint Filer Information

Name of Joint Filer:

Address of Joint Filer:

Relationship of Joint Filer to Issuer:

Issuer Name and Ticker or Trading Symbol:

Date of Event Requiring Statement
(Month/Day/Year):

Designated Filer:

Signature:
Invesco Private Capital, Inc. c/o WL Ross & Co. LLC 1166 Avenue of the Americas New York, NY 10036 10% Owner Talmer Bancorp, Inc. (TLMR) 2/17/2015 Wilbur L. Ross, Jr.

INVESCO PRIVATE CAPITAL, INC.

By:	/s/ Wilbur L. Ross, Jr.
	Name:	Wilbur L. Ross, Jr.
	Title:	Authorized Person

February 19, 2015

Joint Filer Information

Name of Joint Filer:

Address of Joint Filer:

Relationship of Joint Filer to Issuer:

Issuer Name and Ticker or Trading Symbol:

Date of Event Requiring Statement
(Month/Day/Year):

Designated Filer:

Signature:
INVESCO WLR IV Associates LLC c/o WL Ross & Co. LLC 1166 Avenue of the Americas New York, NY 10036 10% Owner Talmer Bancorp, Inc. (TLMR) 2/17/2015 Wilbur L. Ross, Jr.

INVESCO WLR IV ASSOCIATES LLC

By:	Invesco Private Capital, Inc., its Managing Member

By:	/s/ Wilbur L. Ross, Jr.
	Name:	Wilbur L. Ross, Jr.
	Title:	Authorized Person

February 19, 2015

Joint Filer Information

Name of Joint Filer:

Address of Joint Filer:

Relationship of Joint Filer to Issuer:

Issuer Name and Ticker or Trading Symbol:

Date of Event Requiring Statement
(Month/Day/Year):

Designated Filer:

Signature:
WL Ross & Co. LLC 1166 Avenue of the Americas New York, NY 10036 10% Owner Talmer Bancorp, Inc. (TLMR) 2/17/2015 Wilbur L. Ross, Jr.

WL ROSS & CO. LLC

By:	/s/ Wilbur L. Ross, Jr.
	Name:	Wilbur L. Ross, Jr.
	Title:	Authorized Person

February 19, 2015

Joint Filer Information

Name of Joint Filer:

Address of Joint Filer:

Relationship of Joint Filer to Issuer:

Issuer Name and Ticker or Trading Symbol:

Date of Event Requiring Statement
(Month/Day/Year):

Designated Filer:

Signature:
WL Ross Group, L.P. c/o WL Ross & Co. LLC 1166 Avenue of the Americas New York, NY 10036 10% Owner Talmer Bancorp, Inc. (TLMR) 2/17/2015 Wilbur L. Ross, Jr.

WL ROSS GROUP, L.P.

By:	El Vedado, LLC, its General Partner

By:	/s/ Wilbur L. Ross, Jr.
	Name:	Wilbur L. Ross, Jr.
	Title:	Authorized Person

February 19, 2015

Joint Filer Information

Name of Joint Filer:

Address of Joint Filer:

Relationship of Joint Filer to Issuer:

Issuer Name and Ticker or Trading Symbol:

Date of Event Requiring Statement
(Month/Day/Year):

Designated Filer:

Signature:
WLR IV Parallel ESC, L.P. c/o WL Ross & Co. LLC 1166 Avenue of the Americas New York, NY 10036 10% Owner Talmer Bancorp, Inc. (TLMR) 2/17/2015 Wilbur L. Ross, Jr.

WLR IV PARALLEL ESC, L.P.

By:	INVESCO WLR IV Associates LLC, its General Partner

By:	Invesco Private Capital, Inc., its Managing Member

By:	/s/ Wilbur L. Ross, Jr.
	Name:	Wilbur L. Ross, Jr.
	Title:	Authorized Person

February 19, 2015

Joint Filer Information

Name of Joint Filer:

Address of Joint Filer:

Relationship of Joint Filer to Issuer:

Issuer Name and Ticker or Trading Symbol:

Date of Event Requiring Statement
(Month/Day/Year):

Designated Filer:

Signature:
WLR Recovery Associates IV LLC c/o WL Ross & Co. LLC 1166 Avenue of the Americas New York, NY 10036 10% Owner Talmer Bancorp, Inc. (TLMR) 2/17/2015 Wilbur L. Ross, Jr.

WLR RECOVERY ASSOCIATES IV LLC

By:	WL Ross Group, L.P., its Managing Member

By:	El Vedado, LLC, its General Partner

By:	/s/ Wilbur L. Ross, Jr.
	Name:	Wilbur L. Ross, Jr.
	Title:	Authorized Person

February 19, 2015

Joint Filer Information

Name of Joint Filer:

Address of Joint Filer:

Relationship of Joint Filer to Issuer:

Issuer Name and Ticker or Trading Symbol:

Date of Event Requiring Statement
(Month/Day/Year):

Designated Filer:

Signature:
WLR Recovery Fund IV, L.P. c/o WL Ross & Co. LLC 1166 Avenue of the Americas New York, NY 10036 10% Owner Talmer Bancorp, Inc. (TLMR) 2/17/2015 Wilbur L. Ross, Jr.

WLR RECOVERY FUND IV, L.P.

By:	WL Recovery Associates IV LLC, its General Partner

By:	WL Ross Group, L.P., its Managing Member

By:	El Vedado, LLC, its General Partner

By:	/s/ Wilbur L. Ross, Jr.
	Name:	Wilbur L. Ross, Jr.
	Title:	Authorized Person

February 19, 2015